John Hancock Investment Trust III

John Hancock Greater China Opportunities Fund (the “fund”)

Supplement dated March 28, 2019 to the current Summary Prospectus, as may be supplemented

At its in-person meeting held March 26–28, 2019, the Board of Trustees of John Hancock Investment Trust III (the “Board”) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund will not accept orders from shareholders to purchase shares of the fund beginning on or about April 30, 2019. On or about May 17, 2019, the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.